Exhibit 99.2

1 Q3 2026 Earnings Call November 12, 2026 G2_AUSTIN CONSTRUCTION: NOVEMBER 2026

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation with respect to: T1's negotiation and execution of a potential G2_Austin financing solution (including any terms thereof); T1's development of G2_Austin and related timeline (including the timing for funding and completing G2_Austin and expected levels of capital expenditures); T1's ability to convert ongoing commercial discussions into binding offtake agreements; T1's expectations with respect to the terms of a potential transaction to monetize its Nordic data center asset; negotiations of sales for Section 45X tax credits and T1's ability to increase its non-FOEC Material Assistance Cost Ratio; T1's strategy of developing as an integrated U.S. solar and storage leader, powering U.S. AI development and energy dominance and establishing a domestic solar supply chain (including its desired position as the first vertically integrated American silicon-based advanced solar company); T1's ability to generate meaningful long-term shareholder value; T1's financial and operating performance and guidance and any projected business outlook; the impact of the 232 polysilicon proclamation, including on T1's pricing, demand, customer behavior, any cell procurement targets and indications of customer demand in 2026 and beyond, and T1's ability to access the Department of Commerce tariff offset onshoring program; the growth of U.S. electricity demand; any commercial funnel of sales opportunities for 2027 and beyond; T1's commercial presence and ability to grow its U.S. customer base; T1's capital formation opportunities and the timing thereof; and T1's ability to meet its strategic priorities to fund and build T1's integrated polysilicon solar supply chain and enhance its profitability and capital structure. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from T1's expectations and projections expressed or implied by the forward-looking statements. Important factors include, but are not limited to, those discussed under the caption "Risk Factors" in T1's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (the "SEC") on March 31, 2026, as amended and supplemented by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2026, and in T1's Quarterly Reports on Form 10-Q and other filings with the SEC, including risks related to: (1) T1's ability to (i) construct and equip manufacturing facilities in a timely and cost-effective manner; (ii) target and retain customers and suppliers; (iii) attract and retain key employees and qualified personnel; (iv) protect its intellectual property; (v) comply with legal and environmental regulations; (vi) compete in international markets in light of export and import controls; (vii) incur substantially more debt; (viii) remediate the material weakness in T1's internal control over financial reporting or otherwise maintain effective internal control over financial reporting, (ix) qualify for the advanced manufacturing production credit under Section 45X of the Internal Revenue Code of 1986, as amended, and (x) manage T1's exposure to warranty claims; (2) T1's ability to secure a comprehensive financing solution to fund the remaining capital expenditure for G2_Austin Phase 1 on favorable terms, or at all, including its ability to (i) satisfy the conditions precedent to any potential G2_Austin financing in a timely manner and (ii) to negotiate and execute definitive documentation for any such financing on terms acceptable to T1, or at all; (3) the concentration of T1's operations in Texas and its dependence on a limited number of suppliers; (4) changes adversely affecting the flow of components and materials from international vendors, the costs of raw materials, components, equipment, and machinery; (5) general economic and geopolitical conditions, (6) changes in applicable laws or regulations, including environmental, export control and tax laws and incentives and renewable energy targets, as well as international trade policies, including tariffs, on T1's products and competitive position (including T1's ability to obtain tariff refunds); (7) the outcome of any legal proceedings relating to T1's products and services, including intellectual property or product liability claims, commercial or contractual disputes, warranty claims, and other proceedings; (8) T1's ability to realize the anticipated benefits of acquisitions, investments and other strategic transactions; and (9) the capital-intensive nature of T1's business and its ability to raise additional capital on attractive terms or service its debt. The above referenced filings are available on the SEC's website at www.sec.gov. Forward-looking statements speak only as of the date of this presentation and are based on information available to T1 as of the date of this presentation, and T1 assumes no obligation to update such forward-looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law. Use of Non -GAAP Financial Measures T1 reports financial results in accordance with generally accepted accounting principles in the United States ("GAAP"). Adjus ted EBITDA presented herein is a supplemental measure of T1's performance that is not required by, or presented in accordance with, GAAP . The presentation of this non -GAAP financial measure is not intended to be considered in isolation or as a substitute for, or sup erior to, financial information prepared and presented in accordance with GAAP. T1 defines Adjusted EBITDA as net income (loss) from co ntinuing operations before interest expense, income tax expense (benefit), depreciation and amortization, and further adjusted to excl ude certain items that management does not consider indicative of the Company's core operating performance, including, but not limited to , non-cash charges, non -recurring items, and non -operating gains or losses. These adjustments include impairment charges, losses on debt extinguishment, losses on settlement of derivative liabilities, share -based compensation, fair value adjustments of warrant and derivative liabilities, and non -recurring transaction expenses. Our Adjusted EBITDA measure was re -defined in the fourth quarter of 2025 to also exclude certain non -recurring transaction expenses. T1 uses Adjusted EBITDA as a key measure in evaluating its financial and operating performance and in making strategic busine ss decisions. T1 believes that Adjusted EBITDA, when considered together with the corresponding GAAP financial measures, provides meaningful supplemental information by excluding items that may not be representative of its core business, operating results , or future outlook . However, Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternativ e to net income (loss) from continuing operations or any other measure of performance or liquidity presented in accordance with GA AP. Adjusted EBITDA has been reconciled to the nearest GAAP measure for historical periods in the table entitled "Reconciliation of Non-GAAP Measures to Most Comparable Amounts" set forth on Annex A of T1's Q3 2026 results press release published on November 12, 202 6. However, T1 is unable to provide a reconciliation for the forward -looking Adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation. As such, T1's management cannot estimate on a forward -looking basis without unreasonable effort the impact these variables and individual adjustments wil l have on its reported results. Important Notices Q3 2026 Earnings Call

3 Participants and Agenda Prepared Remarks ITEM DETAILS Daniel Barcelo Chairman of the Board & Chief Executive Officer ▪ Key messages ▪ Business updates ▪ Concluding remarks David Seigler SVP, Special Projects & Operations ▪ G2_Austin Evan Calio Chief Financial Officer ▪ Financial summary ▪ Capital formation update Jeff Spittel EVP, Investor Relations & Corporate Development Andy Munro Chief Legal & Policy Officer ▪ Q&A Q3 2026 Earnings Call

4 Q3 2026 Earnings Call State of the Business Financing ▪ T1 is in negotiations with certain institutional investors under exclusivity (with certain exceptions) to pursue a primarily debt-based financing solution to fund the remaining balance of capital expenditures for Phase 1 of G2_Austin 1 ▪ Executed $50MM private placement of convertible notes in September 2026 as an intended bridge to a targeted comprehensive G2 financing solution Commercial/Strategic ▪ New module contracts signed recently and during Q3 exceed 2.2GW of T1 branded modules, including with Avantus and Clearway ▪ U.S. module prices have meaningfully increased post Section 232 ▪ Direct customer interest and negotiations exceed 2027 G1_Dallas capacity, awaiting clarity on Section 232 onshoring program before signing additional contracts ▪ T1 has entered into a non-binding LOI to negotiate and explore the possibility of redeveloping its Nordic Giga Arctic asset as a data center 2 T1 continues to execute its strategy to establish a U.S. domestic PV solar supply chain built on an industry leading, American -owned technology Policy ▪ T1 received an expedited Commerce Department 232 import waiver for up to 1.725GW of solar cells to facilitate uninterrupted manufacturing at G1_Dallas in support of customer contracts ▪ T1 is engaging with the Commerce Department to access the Section 232 onshoring plan which is intended to reduce Minimum Import Price (MIP) and duties on T1's imported module sub -components G2_Austin Construction ▪ All production line equipment has arrived at U.S. ports, steel structure is complete and MEP (Mechanical, Electrical, and Plumbing) installation ongoing ▪ T1 is managing the near -term cadence of capital spending with the anticipated close of a comprehensive G2 financing solution G1_Dallas Operations ▪ Q3 2026 results reflect 326MW inventory build to facilitate new contract deliveries in 2027 Guidance ▪ T1 expects to achieve full -year 2026 production of 4.0 – 4.2GW ▪ Preliminary plan to produce 5.3GW at G1_Dallas in 2027 based on existing contract coverage and inbound customer demand 1 Any such financing is subject to the negotiation and execution of definitive documentation and the satisfaction of conditions precedent (some of which may be beyond T1's control) and may include or require the issuance of additional equity and/or equity linked securities. There can be no assurance that definitive documents will be agreed, or that any such financing will be completed on a timely basis on terms acceptable to T1 , or at all. 2 Any such arrangement is subject to the negotiation and execution of definitive documentation and there can be no assurance th at definitive documentation will be agreed, or that a transaction will be completed on a timely basis on terms acceptable to T1, or at all.

5 Q3 2026 Earnings Call T1 Strong Position Post Section 232 T1 is investing in America's first integrated PV supply chain built on leading, U.S. -owned technology 5GW U.S. Polysilicon & Wafer ▪ T1 has made a major financial commitment to the domestic polysilicon industry as the largest buyer of U.S. made polysilicon and wafers ▪ T1 has contracts and options to produce 5GW of G1 modules with domestic polysilicon and/or wafers from Hemlock Semiconductor and Corning ▪ Establishing a viable domestic semiconductor supply chain requires a robust U.S. polysilicon industry 5GW+ U.S. Solar Cell (G2_Austin) ▪ T1 plans to produce TOPCon solar cells, the most advanced commercially viable solar technology Phase 1 – Under Construction ▪ 2.1GW ▪ $510MM U.S. Capex Phase 2 – Policy and Funding Dependent ▪ T1 is contemplating a U.S. cell capacity expansion of 3.1GW+ to serve unmet customer demand 5GW U.S. Module (G1_Dallas) ▪ T1's growing U.S. utility module scale customer base now includes Clearway, Avantus, Treaty Oak and others ▪ T1 has uncontracted availability at G1_Dallas for 2027 – 2030 in what is expected to be a rising module pricing environment post Section 232 proclamation ▪ Potential to add capacity based on customer demand T1's Unique Position ▪ T1 owns leading U.S. TOPCon IP ▪ The Commerce Department recently provided T1 with a 1.725GW cell import waiver to facilitate uninterrupted manufacturing activities at G1_Dallas ▪ T1 is engaging with the Commerce Department to access the Section 232 onshoring plan which is intended to reduce the Minimum Import Price (MIP) and duties on imported module sub -components

6 Q3 2026 Earnings Call Improving U.S. Solar Market Fundamentals T1's onshoring investments sit at the nexus of favorable U.S. public policy and growing domestic power demand U.S. module prices have increased ▪ The Commerce Department's Section 232 proclamation, OBBBA FEOC restrictions, robust end user power demand and unavailability of domestic cells have contributed to higher pricing for modules with both imported and domestic cells ▪ Leading edge pricing quotes for modules with imported cells: mid $0.30's/W ▪ Leading edge pricing quotes for modules with domestic cells: mid $0.40's/W Section 232 tailwinds for T1 ▪ Positive customer reaction to T1's 1.725GW Section 232 waiver ▪ New module contracts signed recently and during Q3 exceed 2.2GW of T1 branded modules, including with Avantus and Clearway ▪ Opportunity to capture an additional competitive advantage if T1 successfully accesses Section 232 onshoring program G1_Dallas + G2_Austin value proposition ▪ T1 believes that customers recognize that Increasing domestic content hurdles to access Section 48E Investment Tax Credits underscore value of domestic solar cells ▪ T1 offers customers the flexibility to blend imported and domestic cells in G1 modules to balance project costs with access to ITCs ▪ T1 expects to offer customers high domestic content modules and minimal Section 232 risk given domestic polysilicon and wafer contracts and G2_Austin road map ▪ Customer feedback indicates that T1 offers domestic content with leading TOPCon technology, competitive pricing and a superior commitment to customer service

Q3 2026 Earnings Call

T1's Building Commercial Momentum

T1 has a growing offtake portfolio and sales pipeline of major U.S. utility scale customers

Direct sales initiative is yielding commercial success

- T1 is diversifying its U.S. customer base through directly negotiated G1 offtake contracts with Avantus, Clearway, Treaty Oak and others
- Sales efforts are focused on Independent Power Producers, utilities and leading developers with pipelines of safe harbored projects

T1's unique value proposition is generating strong customer interest

- T1 believes customers are focused on high domestic content modules from non-FEOC suppliers, with a preference for TOPCon technology
- T1 plans to address market scarcity of domestic solar cells with G2_Austin
- T1 is establishing a T1-branded warranty and advancing bankability rating processes
- Demonstrated product quality and operational reliability during G1_Dallas ramp up
- T1 now owns an industry leading U.S. TOPCon intellectual property
- T1 believes customers recognize strength of T1's positioning for potential Section 232 onshoring program

Expanding 2027 – 2030 contract visibility

- T1's pipeline of contracts under negotiation, awarded business and high probability sales opportunities exceeds 23GW
- Pipeline reflects increase in module pricing post Section 232 proclamation and market's recognition of T1's unique position to deliver high domestic content

G1_Dallas 2027 – 2030 Module Contract Backlog and Sales Pipeline


Under Negotiation
High Probability Pursuits
Preliminarily Awarded
Executed Contracts
0
1,000
2,000
3,000
4,000
5,000
6,000
G1 Modules (MW) Imported Cells
G1 Modules (MW) G2 Cells

G2_Austin Update: Structure complete, MEP contractors started work on site

MEP – Mechanical, Electrical, and Plumbing

T1 is constructing the 2.1GW Phase One of its flagship U.S. solar cell fab

- T1 intends to temporarily match the pace of capital spending at G2_Austin with the expected timeline to close the Company's G2_Austin financing solution

WE ARE HERE (Nov.)

Jul.	Aug.	Sept.	Oct.	Nov.	Dec.	Jan.	Feb.	Mar.	Apr.	May.	Jun.
First Process Equipment enters US Ports MEP Contracts Awarded	Remaining Process Equipment enters US Ports MEP installation begins Steel Structure and Concrete Pad Complete	All Major Trades Engaged	MEP installation	MEP installation	MEP installation	MEP installation	MEP installation Cleanroom Ready for Process Equipment	MEP installation Process Equipment Installation	First Cell production	Process Equipment Ramp up	Process Equipment Ramp up



INSTALLING THE FIRE PROTECTION SYSTEM



WALL PANEL DELIVERY



DUCT BANK


T1 Energy G2
October 23, 2026 9:45 AM

ELECTRICAL BUSWAY DELIVERY



DUCTWORK INSTALLATION

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Q3 2026 Earnings Call

G1_Dallas Operations Update

Preparing for an active fourth quarter 2026 and building contract coverage for 2027

Production Status

- Produced 1,056MW of solar modules in Q3 2026
- T1 elected to build module inventory of 326MW in Q3 2026 to accommodate upcoming deliveries against new offtake contracts

Sales and Commercial Pipeline Update

- T1 generated Q3 2026 total net sales of $197MM[1] vs. $211MM in Q3 2025
- T1 announced 1.6GW of contracts in October for 2027 – 2028 deliveries with customers, including Avantus, for modules using a blend of imported and domestically produced solar cells
- T1 now has more than 3.5GW of its 2027 manufacturing capacity under contract
- Direct customer interest and negotiations exceed 2027 G1_Dallas capacity, awaiting clarity on Section 232 onshoring program before signing additional contracts

Q4 2026 – 2027 Outlook

- T1 expects full-year 2026 G1 module production of 4.0 – 4.2GW
- Preliminary plan to produce 5.3GW at G1_Dallas in 2027 based on existing contract coverage and inbound customer demand

G1_Dallas Q3 2026 Production and Outbound Activity Summary


(MW)
1,600
1,400
1,200
1,000
800
600
400
200
0
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
Production (MW)
Outbound (MW)

[1] Includes $190MM net sales from G1 and $7MM net sales from T1 NRI

Q3 2026 Earnings Call

T1 Financial Summary

T1 is preparing to service new contracts at G1 while funding construction of G2

1,056 MW

Q3 2026 Module Production

T1 built 326 MW of inventory in Q3 to accommodate new customer contracts

8.5%

Q3 2026 Gross Margin

Q3 margins include higher facilities-related costs driven by increased inventory production

($16.4) MM

Q3 Adjusted EBITDA

Reflects higher facilities-related costs and higher SG&A expenses

Building offtake contract coverage and capital formation in focus

- Q3 2026 net loss impacted by inventory build of 326 MW to satisfy customer contracts and higher SG&A expense of $71.2MM related to external legal and transaction fees and growth in technical and operational head count for G2_Austin
- Net loss from continuing operations of $34.7MM included $29.5MM of Depreciation & Amortization expense
- T1 expects to achieve full-year 2026 G1_Dallas module production of 4.0 - 4.2GW and is preliminarily planning to produce 5.3GW in 2027 based on indications of customer demand
- T1 is in negotiations with certain institutional investors under exclusivity (with certain exceptions) to pursue a primarily debt-based financing solution to fund the remaining balance of capital expenditures for Phase 1 of G2_Austin
- T1 has entered into a non-binding LOI to negotiate and explore the possibility of redeveloping its Nordic Giga Arctic asset as a data center
- T1 has advanced several conversations to monetize the $155.3MM of Section 45X tax credits it has generated through Q3 2026
- No changes to T1's run-rate integrated production Adjusted EBITDA guidance of $375 - $450MM for 5 GW of G1/2.1 GW of G2 or $650 - $700MM for 5GW of G1/5 GW of G2

T1 BALANCE SHEET SUMMARY

$ in millions	As of Sept. 30, 2026	As of June 30, 2026
Cash, cash equivalents, and restricted cash	$137	$156
Other current assets	$720	$602
Net, property, plant, & equipment	$524	$430
Other assets	$612	$454
Total Assets	**$1,993**	**$1,642**
Current liabilities	$744	$577
Other liabilities	$928	$790
Preferred stock	$74	$73
Shareholders' equity	$247	$202
Total liabilities & equity	**$1,993**	**$1,642**

Q3 2026 Earnings Call

Revisiting T1's Investment Case

Same thesis, more advanced, with a clear top priority: achieve integrated G1/G2 production

	A YEAR AGO | NOV 2025	NOW | Q3 2026	WHY IT MATTERS
Contracted Demand	Initial G2 cell offtake in advanced negotiations; first deal targeted by year-end	T1 has signed and announced more than 3GW of directly negotiated offtakes with U.S. customers; more than 3.5GW of 2027 capacity contracted	T1 has converted advanced talks to contracted 2027 - 2030 volumes and diversified its U.S. customer base
Policy & Trade	Section 232 investigation pending, T1 already committed to supporting U.S. polysilicon industry	232 in force Dec 2026 (MIP on sub-components, Ad Valorem taxes); T1 received waiver covering 1.725 GW of cell imports	U.S. policy provides evolving but better-defined framework that rewards capital investment in domestic solar manufacturing
G2 Austin	Construction about to start but almost fully unfunded; est. $400-425M capex; first cells targeted in Q4 2026	Under construction; est. $510M capex with $250MM already spent; matching capex to anticipated closing of comprehensive G2_Austin financing solution	G2_Austin Phase 1 is progressing from a plan to cell fab; T1 is managing costs and timing with capital formation and contract delivery timelines
Funding G2 KEY OPEN ITEM	Began capital formation process with $72M equity and $50M convertible preferred raise	Raised $170MM of bridge financing during Q3 through private placement convertible notes transactions	Closing a comprehensive financing remains T1's top priority

WHAT HASN'T CHANGED

Building the first vertically integrated American silicon-based solar company on domestic polysilicon and wafers (Hemlock, Corning), G2 cells, G1 modules and American-owned TOPCon IP.

Source: T1 Energy press releases and SEC filings.

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12 Q&A